UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2016

Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On November 3, 2016, the compensation committee of the board of directors of Lumentum Holdings Inc. (the “Company”) adopted a Form of Restricted Stock Award Agreement (the “Restricted Stock Agreement”), which the Company expects to enter into in connection with restricted stock awards that may be granted from time to time under the Company’s 2015 Equity Incentive Plan (the “2015 Plan”). A copy of the Restricted Stock Agreement is attached hereto as Exhibit 10.1.
As indicated below, on November 4, 2016, the stockholders of the Company approved amendments to the 2015 Plan to (i) increase the number of shares reserved for issuance under the 2015 Plan by an additional 3,000,000 shares and (ii) approve the material terms of the 2015 Plan to give the Company the ability to deduct for U.S. federal income tax purposes the compensation recognized by certain of its executive officers in connection with awards granted thereunder. The Company’s stockholders also approved the Company’s Executive Officer Performance-Based Incentive Plan (the “Incentive Plan”), which permits the Company to receive a full federal income tax deduction for compensation (if any) paid under the Incentive Plan that qualifies as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. The Company’s board of directors previously approved the amended 2015 Plan and the Incentive Plan subject to stockholder approval.
Detailed summaries of the plans are set forth in the Company’s proxy statement for its 2016 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 19, 2016. The foregoing and the summaries contained in the proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Plan and the Incentive Plan which are attached hereto Exhibit 10.2 and Exhibit 10.3, respectively.

Item 5.07 – Submission of Matters to a Vote of Security Holders.
On November 4, 2016, the Company held its 2016 Annual Meeting of Stockholders. There were 60,090,203 shares issued, outstanding and eligible to vote at the meeting as of the record date of September 12, 2016, of which 55,007,981 shares were represented at the meeting, constituting 91.54% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2016 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:
(i) Election of Directors:

Name	For:	Against:	Abstentions:
Martin A. Kaplan	47,307,611	133,734	25,781
Harold L. Covert	47,345,550	95,917	25,659
Penelope A. Herscher	47,342,764	98,273	26,089
Samuel F. Thomas	47,343,589	96,968	26,569
Brian J. Lillie	47,348,266	92,451	26,409
Alan S. Lowe	47,337,339	105,620	24,167
(ii) Approval of the Executive Officer Performance-Based Incentive Plan:

For:	Against:	Abstentions:
46,661,076	734,236	71,814
(iii) Approval of the Amended and Restated 2015 Equity Incentive Plan:

For:	Against:	Abstentions:
37,602,509	9,786,910	77,707
(iv) Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the period ending July 1, 2017:

For:	Against:	Abstentions:
54,573,099	366,870	68,012

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

10.1    Form of Restricted Stock Award Agreement
10.2     2015 Equity Incentive Plan, as amended.
10.3    Executive Officer Performance-Based Incentive Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Judy Hamel
	Name:	Judy Hamel
	Title:	General Counsel and Secretary

November 9, 2016

Exhibit Index

Exhibit Number	Exhibit Title

10.1	Form of Restricted Stock Award Agreement
10.2	2015 Equity Incentive Plan, as amended
10.3	Executive Officer Performance-Based Incentive Plan